PROMISSORY NOTE
                              ---------------

U.S.$105,000,000.00                                           July 12, 2006
                                                              New York, New York

                  FOR VALUE RECEIVED, MATSON NAVIGATION COMPANY, INC., a corporation incorporated under the laws of the State of Hawaii, with offices at 555 12th Street, Oakland, California 94607 (the "Borrower"), hereby promises to pay to the order of DnB NOR BANK ASA, a Norwegian banking company acting through its New York Branch, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, at its office at 200 Park Avenue, 31st Floor, New York, New York 10166, or as it may otherwise direct, the principal sum of One Hundred Five Million United States Dollars (U.S. $105,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances from time to time outstanding made available by the Lenders to the Borrower pursuant to the Credit Agreement dated as of the 28th day of June, 2005 (the "Credit Agreement") by and among (i) the Borrower, (ii) the banks and financial institutions listed on
Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee and as administrative agent for the Lenders. The Borrower shall repay the indebtedness represented by this Note as provided in Section 5 of the Credit Agreement. This Note may be prepaid on such terms as provided in the Credit Agreement.

                  Words and expressions used herein (including those in the foregoing paragraph) and defined in the Credit Agreement shall have the same meaning herein as therein defined.

                  The Borrower shall also pay interest on the Advances from the date of drawdown until payment in full at the rates determined from time to time in accordance with Section 6 of the Credit Agreement, which provisions are incorporated herein with full force and effect as if they were fully set forth herein. Any principal payment not paid when due, whether on an installment payment date or by acceleration, shall bear interest thereafter at the Default Rate. All interest shall accrue and be calculated on the actual number of days elapsed and on the basis of a 360-day year.

                  Both principal and interest are payable in Dollars to the Administrative Agent, for the account of the Lenders, as the Administrative Agent may direct, in immediately available same day funds.

                  The Administrative Agent shall endorse the amount and the date of the making of the Advances and any prepayment or payment of principal hereunder on the grid annexed hereto and made a part hereof, which endorsement shall constitute prima facie evidence of the accuracy of the information so endorsed; provided, however, that any failure to endorse such information on
          --------  -------
such grid shall not in any manner affect the obligation of the Borrower to make payment of principal and interest in accordance with the terms of the Credit Agreement and this Note.

                  If this Note or any payment required to be made hereunder becomes due and payable on a day which is not a Banking Day, the due date thereof shall be extended until the next following Banking Day and interest shall be payable during such extension at the rate applicable immediately prior thereto, unless such next following Banking Day falls in the following calendar month, in which case the due date thereof shall be adjusted to the immediately preceding Banking Day and interest payable on such due date shall reflect the actual number of days in the interest period ending on such preceding Banking Day.

                  This Note is the Note referred to in the Credit Agreement and is entitled to the security and benefits therein provided, including, but not limited to, such security as provided in the Security Documents, as defined in the Credit Agreement. Upon the occurrence of any Event of Default under Section 8 of the Credit Agreement, the principal hereof and accrued interest hereon may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable.

                  In the event that any holder of this Note shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, all late charges and all costs and expenses of such action, including reasonable attorneys' fees.

                  The Borrower hereby waives presentment, protest, demand for payment, diligence, notice of dishonor and of nonpayment, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, hereby waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisement, exemption and homestead now provided or which may hereafter be provided by any federal or state statute, including, without limitation, exemptions provided by any federal or state statute, including, without limitation, exemptions provided by or allowed under any federal or state bankruptcy or insolvency laws, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof and hereby consents to any extensions of time, renewals, releases of any party to this Note, waiver or modification that may be granted or consented to by the holder of this Note.

                  The Borrower agrees that its liabilities hereunder are absolute and unconditional without regard to the liability of any other party and that no delay on the part of the holder hereof in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

                  If at any time this transaction would be usurious under applicable law, then regardless of any provision contained in the Credit Agreement or this Note or any other agreement made in connection with this transaction, it is agreed that (a) the total of all consideration which constitutes interest under applicable law that is contracted for, charged or received upon the Credit Agreement, this Note or any other agreement shall under no circumstances exceed the maximum rate of interest authorized by applicable law, if any, and any excess shall be credited to the Borrower and (b) if the Administrative Agent elects to accelerate the maturity of, or if the Borrower prepays the indebtedness described in this Note, any amounts which because of such action would constitute interest may never include more than the maximum rate of interest authorized by applicable law and any excess interest, if any, provided for in the Credit Agreement, in this Note or otherwise, shall be credited to the Borrower automatically as of the date of acceleration or prepayment.

                  THE UNDERSIGNED, AND THE LENDER BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING IN RESPECT OF ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

                  This Note shall be governed by and construed in accordance with the laws of the State of New York.


                          (SIGNATURE PAGE FOLLOWS)


                  IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on the date and year first above written.


                                    MATSON NAVIGATION COMPANY, INC.


                                    By: /s/ Kevin C. O'Rourke
                                        -----------------------------
                                        Name:   Kevin C. O'Rourke
                                        Title:  Senior Vice President




                                    ADVANCES
                                    --------
                               PAYMENTS OF PRINCIPAL
                               ---------------------


  Date      Amount of    Amount of Principal    Unpaid Principal     Notation
             Advance       Paid or Prepaid          Balance          Made By

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

================================================================================


                          FIRST PREFERRED SHIP MORTGAGE


                                     on the


                            UNITED STATES FLAG VESSEL

                                    MAUNALEI

                             OFFICIAL NUMBER 1181627


                        MATSON NAVIGATION COMPANY, INC.,
                                    as Owner

                                       to


                                DnB NOR BANK ASA,
                       acting through its New York Branch,
                      as Security Trustee for the Lenders,
                                  as Mortgagee



                           Dated as of July 12, 2006
================================================================================


                    SYNOPSIS OF FIRST PREFERRED SHIP MORTGAGE
                    -----------------------------------------



Name of Vessel:                  MAUNALEI

Official Number of Vessel:       1181627

Type of Instrument:              First Preferred Ship Mortgage

Date of Instrument:              July 12, 2006

Name of Owner:                   Matson Navigation Company, Inc.

Percentage of Vessel Owned:      100%

Address of Owner:                555 - 12th Street, 8th Floor
                                 Oakland, California 94607

Name of Mortgagee:               DnB NOR Bank ASA

Address of Mortgagee:            200 Park Avenue, 31st Floor
                                 New York, New York 10166

Total Amount of Mortgage:        One Hundred Five Million United States Dollars
                                 (US$105,000,000) (exclusive of interest, expenses and fees)




                          FIRST PREFERRED SHIP MORTGAGE
                          -----------------------------

                  THIS FIRST PREFERRED SHIP MORTGAGE is made and given this
12th day of July, 2006 by MATSON NAVIGATION COMPANY, INC., a Hawaii
corporation, with offices at 555 - 12th Street, 8th Floor, Oakland, California 94607 (the "Owner") in favor of DnB NOR BANK ASA, acting through its New York
            -----
Branch, a bank incorporated under the laws of the Kingdom of Norway with offices at 200 Park Avenue, 31st Floor, New York, New York 10166, as security trustee for the Lenders (as such term is defined in Recital B below) (the "Mortgagee").
                                                                   ---------

                  WHEREAS:

                  A. The Owner is the sole owner of the whole of the vessel MAUNALEI, Official Number 1181627, of 25,324 gross tons, 12,538 net tons, built in Philadelphia, Pennsylvania (the "Vessel"), and registered and documented in
                                    ------
the name of the Owner under the laws and flag of the United States of America at the National Vessel Documentation Center.

                  B. By a Credit Agreement dated as of June 28, 2005 (the "Credit Agreement", a conformed copy of the form of which without schedules or
 ----------------
exhibits is annexed hereto as Exhibit 1), made by and between (i) the Owner, as
                              ---------
Borrower, (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through
                          -------
its New York Branch, as security trustee (in such capacity, the "Security
                                                                 --------
Trustee") and as administrative agent (in such capacity, the "Administrative
-------                                                       --------------
Agent") for the Lenders, the Security Trustee has agreed to serve in such
-----
capacity under the Credit Agreement and the Lenders have agreed to provide to the Borrower a senior secured reducing revolving credit facility in the maximum principal amount of ONE HUNDRED FIVE MILLION UNITED STATES DOLLARS (U.S.$105,000,000) (the "Facility"). The obligation of the Owner to repay the
                         --------
Facility under the Credit Agreement being evidenced by a promissory note dated the date hereof from the Owner to the order of the Administrative Agent (the "Note"), a copy of the form of the Note being attached hereto as Exhibit 2.
 ----                                                            ---------
The Facility, and interest, fees and commissions thereon are to be repaid or paid, as the case may be, as provided in the Credit Agreement.

                  C. The Owner, in order to secure the payment of the Obligations, as that term is defined in subsection 1(A)(iv) hereof, and to secure the performance and observance of and compliance with all the covenants, terms and conditions in the Credit Agreement and in this Mortgage contained to be performed, observed and complied with by and on the part of the Owner, has duly authorized the execution and delivery of this Mortgage under and pursuant to the United States Ship Mortgage Act, 1920, as amended, inter alia, by Public
                                                          ----- ----
Law 100-710 (46 USC Section 30101 et seq.) (the "Ship Mortgage Act").
                                  -- ---

                  NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

                  1.        Definitions: In this Mortgage, unless the context
                            -----------
otherwise requires:

         (A)      (i)       "Classification Society" means American Bureau of
                             ----------------------
                            Shipping, Germanischer Lloyd, Lloyd's Register, Det
                            Norske Veritas or any member of the International
                            Association of Classification Societies with whom the Vessel is entered and who conducts periodic physical surveys and/or inspections of the Vessel;

                  (ii)      "Earnings" includes all freight, hire and passage
                             --------
                            moneys, compensation payable in event of requisition of the Vessel for hire, remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever payable and belonging to the Owner due or to become due in respect of the Vessel at any time during the Security Period;

                  (iii)     "Insurances" includes all policies and contracts of
                             ----------
                            insurance and all entries of the Vessel in a protection and indemnity or war risks association or club which are from time to time taken out or entered into pursuant to this Mortgage in respect of the Vessel and its Earnings or otherwise howsoever in connection with the Vessel;

                  (iv)      "Obligations" means the obligations of the Owner
                             -----------
                            under or in connection with the Credit Agreement, the Note, this Mortgage, any other Security Document and any Interest Rate Agreement, including but not limited to the obligations to repay the Facility when due;

                  (v)       "Person" means an individual, corporation, limited
                             ------
                            partnership, general partnership, syndicate, joint venture, association, trust, unincorporated organization, trustee or other legal representative;

                  (vi)      "Requisition Compensation" means all moneys or other
                             ------------------------
                            compensation payable and belonging to the Owner during the Security Period by reason of requisition for title or other compulsory acquisition of the Vessel or otherwise than by requisition for hire;

                  (vii)     "Security Documents" when used herein shall have the
                             ------------------
                            same meaning as in the Credit Agreement;

                  (viii)    "Security Period" means the period commencing on the
                             ---------------
                            date hereof and terminating upon discharge of the security created by this Mortgage by payment in full of the Obligations;

                  (ix)      "Total Loss" means:
                             ----------

                            (a) actual, constructive or compromised or arranged total loss of the Vessel;

                            (b) requisition for title or other compulsory acquisition of the Vessel (otherwise than by requisition for hire) which shall continue for thirty (30) days; or

                            (c) capture, seizure, arrest, detention or confiscation of the Vessel by any government or by Persons acting or purporting to act on behalf of any government unless the Vessel be released and restored to the Owner from such capture, seizure, arrest, detention or confiscation within thirty (30) days after the occurrence thereof; and

                  (x)       "Vessel" means the whole of the vessel described in
                             ------
                            Recital A hereof and includes its engines, machinery, boats, boilers, masts, rigging, anchors, chains, cables, apparel, tackle, outfit, spare gear, fuel, consumable or other stores, freights, belongings and appurtenances, whether on board or ashore, whether now owned or hereafter acquired, and all additions, improvements and replacements hereafter made in or to said vessel, or any part thereof, or in or to the stores, belongings and appurtenances aforesaid except such equipment or stores which, when placed aboard said vessel, do not become the property of the Owner.

         (B)      In Section 5(B) hereof:

                  (i)       "excess risks" means the proportion of claims for
                             ------------
                            general average and salvage charges and under the ordinary running-down clause not recoverable in consequence of the value at which a vessel is assessed for the purpose of such claims exceeding her insured value;

                  (ii)      "protection and indemnity risks" means the usual
                             ------------------------------
                            risks covered by a United States or an English or another protection and indemnity association or club acceptable to the Mortgagee including the proportion not recoverable in case of collision under the ordinary running-down clause; and

                  (iii)     "war risks" means the risk of mines and all risks
                             ---------
                            excluded from the standard form of United States marine policy by the War, Strikes and Related Exclusion Clause.

         (C) Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning when used herein.



         (D) This Mortgage shall be read together with the Credit Agreement but in case of any conflict between the two, the provisions of the Credit Agreement shall prevail.

                  2.        Grant of Mortgage; Representations and Warranties.
                            -------------------------------------------------

                  2.1 In consideration of the premises and of other good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, and in order to secure the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in the Credit Agreement, the Note, this Mortgage and the other Security Documents contained, the Owner has granted, conveyed and mortgaged and does by these presents grant, convey and mortgage to and in favor of the Mortgagee, its successors and assigns, the whole of the Vessel TO HAVE AND TO HOLD the same unto the Mortgagee, its successors and assigns, forever, upon the terms set forth in this Mortgage for the enforcement of the payment of the Obligations and to secure the performance and observance of and compliance with the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained;

                  PROVIDED, ONLY, and the conditions of these presents are such that, if the Owner and/or its successors or assigns shall pay or cause to be paid to the Lender, its respective successors and assigns, the Obligations as and when the same shall become due and payable in accordance with the terms of this Mortgage, the Credit Agreement, the Note and the other Security Documents and shall perform, observe and comply with all and singular of the covenants, terms and conditions in this Mortgage, the Credit Agreement, the Note and the other Security Documents contained to be performed, observed or complied with by and on the part of the Owner or its successors or assigns, all without delay or fraud and according to the true intent and meaning hereof and thereof, then, these presents and the rights of the Mortgagee under this Mortgage shall cease and determine and, in such event, the Mortgagee agrees by accepting this Mortgage, at the expense of the Owner, to execute all such documents as the Owner may reasonably require to discharge this Mortgage under the laws of the United States of America; otherwise to be and remain in full force and effect.

                  2.2 The Owner hereby represents and warrants to the Mortgagee that on the date hereof:

                  (A) the Owner is a corporation duly organized, validly existing and in good standing under the laws of the State of Hawaii qualified to own and register the Vessel under the United States flag and to operate the Vessel in the coastwise trade of the United States of America;

                  (B) the Owner lawfully owns the whole of the Vessel free from any security interest, debt, lien, mortgage, charge, encumbrance or other adverse interest, other than the encumbrance of this Mortgage and except as permitted by Section 5(N) hereof; and

                  (C) the Vessel is tight, staunch and strong and well and sufficiently tackled, appareled, furnished and equipped and in all respects seaworthy.

                  3.        Payment of Obligations. The Owner hereby further
                            ----------------------
covenants and agrees to pay the Obligations when due to the Mortgagee or its successors or assigns; provided that the recourse of the Mortgagee hereunder shall be limited to the Vessel, the proceeds of the sale of the Vessel whether pursuant to this Mortgage or otherwise and any moneys received by the Mortgagee pursuant to any of the Security Documents.

                  4.        Covenants Regarding Security Granted Hereunder. It
                            ----------------------------------------------
is declared and agreed that:

                  (A) The security created by this Mortgage shall be held by the Mortgagee as a continuing security for the payment of the Obligations and that the security so created shall not be satisfied by any intermediate payment or satisfaction of any part of the amount hereby secured.

                  (B) Any settlement or discharge under this Mortgage between the Mortgagee and the Owner shall be conditional upon no security or payment to the Mortgagee or the Lenders, related to or which reduces the obligations secured hereby, by the Owner or any other Person being avoided or set-aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force, and if such condition is not satisfied, the Mortgagee shall be entitled to recover from the Owner on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

                  (C) The rights of the Mortgagee under this Mortgage and the security hereby constituted shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to impair, affect or discharge such rights and security, including without limitation, and whether or not known to or discoverable by the Owner, the Mortgagee or any other Person:

                            (i) any time or waiver granted to, or composition with, the Owner or any other Person; or

                            (ii) the taking, variation, compromise, renewal or release of or refusal or neglect to perfect or enforce any rights, remedies or securities against the Owner or any other Person; or

                            (iii) any legal limitation, disability, dissolution,
                                  incapacity or other circumstances relating to the Owner or any other Person; or

                            (iv) any amendment or supplement to the Credit Agreement, the Note or any of the Security Documents; or

                            (v)   the unenforceability, invalidity or
                                  frustration of any obligations of the Owner or any other Person under the Credit Agreement, the Note or any of the Security Documents.

                  (D) The Owner acknowledges and agrees that it has not received any security from any Person for the granting of this Mortgage and it will not take any such security without the prior written consent of the Mortgagee, and the Owner will hold any security taken in breach of this provision in trust for the Mortgagee.

                  (E) Until the Obligations have been unconditionally and irrevocably paid and discharged in full to the satisfaction of the Mortgagee, the Owner shall not by virtue of any payment made under the Credit Agreement, the Note or this Mortgage on account of such moneys and liabilities or by virtue of any enforcement by the Mortgagee of its right under or the security constituted by this Mortgage:

                            (i)   be entitled to exercise any right of
                                  contribution from any co-surety liable in respect of such moneys and liabilities under any other guarantee, security or agreement; or

                            (ii) exercise any right of set-off or counterclaim against any such co-surety; or

                            (iii) receive, claim or have the benefit of any
                                  payment, distribution, security or indemnity from any such co-surety; or

                            (iv) unless so directed by the Mortgagee (which the Owner shall prove in accordance with such directions), claim as a creditor of any such co-surety in competition with the Mortgagee.

                  The Owner shall hold in trust for the Mortgagee and forthwith pay or transfer (as appropriate) to the Mortgagee any such payment (including an amount equal to any such set-off), distribution or benefit of such security, indemnity or claim in fact received by it.

                  (F) The Owner hereby irrevocably subordinates all of its rights of subrogation (whether contractual, statutory, under common law or otherwise) to the claims of the Mortgagee against any Person and all contractual, statutory or common law rights of contribution, reimbursement, indemnification and similar rights and claims against any Person which arise in connection with, or as a result of, the Credit Agreement or this Mortgage until full and final payment of all of the Obligations.

                  5.        Affirmative Covenants and Insurances. The Owner
                            ------------------------------------
further covenants with the Mortgagee and undertakes at all times throughout the Security Period:

                  (A) to comply with and satisfy all the requisites and formalities established by the laws of the State of Hawaii in respect of its legal existence and good standing and to maintain its status as a citizen of the United States, within the meaning of Section 2 of the United States Shipping Act, 1916, as amended (the "Shipping Act"), eligible to own and operate
                                  ------------
                            the Vessel in the coastwise trade of the United States, and to give evidence in respect of the foregoing to the Mortgagee;

                  (B) (i) to insure and keep the Vessel insured or cause or procure the Vessel to be insured and to be kept insured at no expense to the Mortgagee (or, with regard to the insurance cover described in (d) below, to reimburse the Mortgagee therefor) in regard to:

                  (a) all risks hull and machinery (including excess risks);

                  (b) war risks (including war protection and indemnity liability) covering, inter alia, the perils of confiscation, expropriation, nationalization, seizure and blocking; and

                  (c) protection and indemnity risks (including pollution risks)

                  (ii) with respect to the Vessel, to effect the Insurances aforesaid or to cause or procure the same to be effected:

                  (a) in the cases of the Insurances referred to in subsections (i) (a) and (b) above, (x) in such amounts as shall be at least equivalent to One Hundred Twenty Percent (120%) of the Available Amount of the Facility, and all such insurance shall be payable in lawful money of the United States of America, and (y) upon such terms (including provisions as to named insureds and loss payees and prior notice of cancellation) and with such deductibles as shall from time to time be approved by the Mortgagee;

                  (b) in the case of the protection and indemnity Insurances referred to in subsection (i)(c) above payable in lawful money of the United States of America, to the full extent commercially available and to include provisions as to loss payees and prior notice of cancellation in form and substance satisfactory to the Mortgagee; and

                  (c) with first class insurance companies, underwriters and protection and indemnity associations or clubs as shall from time to time be approved by the Mortgagee (hereinafter called "the Insurers");
                                                           ------------

                  (iii) to renew all such Insurances or cause or procure the same to be renewed before the relevant policies or contracts expire and to procure that the Insurers or the firm of insurance brokers referred to herein below shall promptly confirm in writing to the Mortgagee as and when each such renewal is effected;

                  (iv) to procure concurrently with the execution hereof and thereafter at intervals of not more than twelve (12) calendar months, a detailed report from a firm of independent marine insurance brokers, appointed by the Owner and acceptable to the Mortgagee, with respect to the Insurances together with their opinion to the Mortgagee that the Insurances comply with the provisions of this Section 5(B), such report and opinion to be addressed and delivered promptly to the Mortgagee and the costs of such report and opinion to be for the account of the Owner;

                  (v) to cause the said independent marine insurance brokers or the Insurers to agree to use reasonable efforts to advise the Mortgagee promptly of any failure to renew any of the Insurances and of any default in payment of any premium and of any other act or omission on the part of the Owner of which they have knowledge and which might, in their opinion, invalidate or render unenforceable, or cause the lapse of or prevent the renewal or extension of, in whole or in part, any Insurances on the Vessel;

                  (vi) to cause the said independent marine insurance brokers to agree to mark their records and to use their best efforts to advise the Mortgagee, at least fourteen (14) days prior to the expiration date of any of the Insurances, that such Insurances have been renewed or replaced with new insurance which complies with the provisions of this Section 5(B);

                  (vii) duly and punctually to pay or to cause duly and punctually to be paid all premiums, calls, contributions or other sums payable in respect of all such Insurances, to produce or to cause to be produced all relevant receipts when so required by the Mortgagee and duly and punctually to perform and observe or to cause duly and punctually to be performed and observed any other obligations and conditions under all such Insurances;

                  (viii) to execute or use reasonable efforts to cause to be executed such guarantees as may from time to time be required by any relevant protection and indemnity association or club;

                  (ix) to procure that all policies, binders, cover notes or other instruments of the Insurances referred to in subsections
         (i)(a) and (b) above shall be taken out in the name of the Owner, with the Mortgagee as an additional assured (without liability for premiums), as its or their respective interests may appear, and shall incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and all policies, binders, cover notes or other instruments referred to in subsection (i) shall provide (a) for prior notice of at least fourteen (14) days (seven (7) days with respect to war risks) to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums as to the Mortgagee; provided, however, that
                                                  --------  -------
         unless otherwise required by the Mortgagee by notice to the underwriters, although all losses under such Insurances are payable to the Mortgagee, in case of any such losses involving any damage to any Vessel the underwriters may pay direct for the repair, salvage and other charges involved or, if the Owner shall have first fully repaired the damage or paid all of the salvage and other charges may pay the Owner as reimbursement therefor, provided, further, however, that if
                                          --------  -------  -------
         such damage involves a loss in excess of U.S.$2,500,000, or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee and (b) in the event that the Vessel shall be insured under any form of fleet cover, undertakings that the brokers, underwriters, association or club (as the case may be) will not set off claims relating to the Vessel against premiums, calls or contributions in respect of any other vessel or other insurance and that the insurance cover of the Vessel will not be cancelled by reason of non-payment of premiums, calls or contributions relating to any other vessel or other insurance;

                  (x) to procure that all entries, policies, binders, cover notes or other instruments of the Insurances referred to in subsection (i)(c) above incorporate a loss payable clause naming the Mortgagee as loss payee prepared in compliance with the terms of this Mortgage and such loss payable clause to be in any event in form and substance acceptable to the Mortgagee and shall provide for prior notice of at least fourteen (14) days to be given to the Mortgagee before cancellation of insurance for any reason whatsoever and for a waiver of liability for payment of premiums, backcalls and assessments as to the Mortgagee, it being agreed that although such insurance is payable to the Mortgagee so long as no Event of Default has occurred and is continuing under this Mortgage, any loss payments under any such insurance on the Vessel may be paid directly to the Owner to reimburse it for any loss, damage or expenses incurred by it and covered by such insurance or to the Person to whom any liability covered by such insurance has been incurred;

                  (xi) to procure that originals or photocopies of all such instruments of Insurances as are referred to in subsections (ix) and
         (x) above shall be from time to time deposited with the Mortgagee after receipt by the Owner thereof and that the Insurers shall, if so requested by the Mortgagee, furnish the Mortgagee with a letter or letters of undertaking in such form as may be reasonably required by the Mortgagee in respect of such Insurances;

                  (xii) not to change any terms of any Insurances or suffer them to be changed, or change underwriters of any Insurances or suffer them to be changed in a manner that would be inconsistent with the provisions of this Mortgage, without the Mortgagee's prior written approval;

                  (xiii) not to employ the Vessel or suffer the Vessel to be employed otherwise than in conformity with the terms of all policies, binders, cover notes or other instruments of the Insurances (including any warranties express or implied therein) without first obtaining the written consent of the Insurers to such employment (if required by such Insurers) and complying with such requirements as to extra premiums or otherwise as the Mortgagee and/or the Insurers may prescribe; and

                  (xiv) to do all things necessary and proper, and execute and deliver all documents and instruments to enable the Mortgagee to collect or recover any moneys to become due the Mortgagee in respect of the Insurances.

                  (C) To keep and to cause the Vessel to be kept in a good and efficient state of repair so as to enable her to maintain her present class with its Classification Society and so as to enable her to qualify to navigate the routes presently permitted under, and subject to the existing conditions as are set forth in, the current United States Coast Guard Certificates of Inspection covering the Vessel and so as to comply with the provisions of such Certification of Inspection, as well as all laws, regulations and other requirements (statutory or otherwise) from time to time applicable to a similar vessel of her age, type and trade registered under the flag of the United States of America, and to procure that all repairs to or replacements of any damaged, worn or lost parts or equipment be effected in such manner (both as regards workmanship and quality of materials) as not to diminish the value of the Vessel;

                  (D) To submit or to cause the Vessel to be submitted on a timely basis to such periodic or other surveys as may be required for classification purposes and, if requested by the Mortgagee, to supply or to cause to be supplied to the Mortgagee copies of all survey and inspection reports and confirmations of class issued in respect thereof;

                  (E) To permit the Mortgagee, by surveyors or other Persons appointed by it in its behalf, to board the Vessel at a reasonable time during each calendar year or, during the continuance of an Event of Default, at all reasonable times during each calendar year for the purpose of inspecting her condition or for the purpose of satisfying themselves in regard to proposed or executed repairs and to afford or to cause to be afforded all proper facilities for such inspections, provided that such inspections will cause no undue delay to the Vessel;

                  (F) (i) To pay and discharge or to cause to be paid and discharged all debts, damages and liabilities whatsoever which have given or may give rise to maritime or possessory liens on or claims enforceable against the Vessel except to the extent permitted by Section 5(N) hereof, and (ii) in event of arrest of the Vessel pursuant to legal process or in event of her detention in exercise or purported exercise of any such lien as aforesaid to procure the release of the Vessel from such arrest or detention within fifteen
(15) days of receiving notice thereof by providing bail or otherwise as the circumstances may require;

                  (G) Not to knowingly employ the Vessel or suffer her employment in any trade or business which is forbidden by the laws of the United States of America or is otherwise illicit or in carrying illicit or prohibited goods or in any manner whatsoever which may render her liable to condemnation in a Prize Court or to destruction, seizure or confiscation and in event of hostilities in any part of the world (whether war be declared or not), not to knowingly employ the Vessel or suffer her employment in carrying any contraband goods or to enter or trade to any zone which is declared a war zone by any government or by the Vessel's War Risks Insurers unless the required extra war risk insurance cover has been obtained for the Vessel;

                  (H) Upon the occurrence and during the continuation of a Event of Default, promptly to furnish or to use its best efforts to cause promptly to be furnished to the Mortgagee all such information as the Mortgagee may from time to time reasonably request regarding the Vessel, her employment, position and engagements, particulars of all towages and salvages and copies of all charters and other contracts for her employment or otherwise howsoever pertaining to the Vessel;

                  (I) Promptly after learning of the same to notify or cause to be notified the Mortgagee forthwith in writing of:

                  (i) any accident to the Vessel involving repairs the cost whereof will or is likely to exceed U.S. $2,500,000 (or the equivalent in any other currency);

                  (ii) any occurrence in consequence whereof the Vessel has become or is likely to become a Total Loss;

                  (iii) any material requirement or recommendation made by any Insurer or Classification Society or by any competent authority which is not complied with in accordance with reasonable commercial practices;

                  (iv) any arrest of the Vessel or the exercise or purported exercise of any lien on the Vessel or her Earnings; and

                  (v) any occurrence of circumstances forming the basis of an Environmental Claim which, if adversely determined, would likely have a Material Adverse Effect.

                  (J) To keep or to cause to be kept proper books of account of the Owner in respect of the Vessel and her Earnings and, if requested by the Mortgagee, to make or to cause to be made such books available for inspection on behalf of the Mortgagee at a reasonable time and on reasonable notice during each calendar year, or during the continuance of an Event of Default, at any time during each calendar year, and to furnish or cause to be furnished satisfactory evidence that the wages and allotments and the insurance and pension contributions of the Master and crew are being regularly paid and that all deductions from crew's wages in respect of any tax liability are being properly accounted for and that the Master has no claim for disbursements other than those incurred by him in the ordinary course of trading on the voyage then in progress;

                  (K) To assign and provide that Requisition Compensation is applied in accordance with Section 8 hereof as if received in respect of the sale of the Vessel;

                  (L) Not, without the previous consent in writing of the Mortgagee, to put the Vessel or suffer her to be put into the possession of any Person for the purpose of work being done upon her other than routine drydockings and ordinary maintenance in an amount exceeding or likely to exceed U.S.$2,500,000 (or the equivalent in any other currency) unless such work is fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or unless such Person shall first have given to the Mortgagee and on terms satisfactory to it a written undertaking not to exercise any lien on the Vessel or her Earnings for the cost of such work or otherwise;

                  (M) To keep the Vessel registered under the flag of the United States of America qualified to operate in the foreign trade of the United States of America and to do or suffer to be done nothing whereby such registration may be forfeited or imperiled;

                  (N) To keep and to cause the Vessel to be kept free and clear of all liens, charges, mortgages and encumbrances except in favor of the Mortgagee, and except for crew's wages remaining unpaid in accordance with reasonable commercial practices, wages of stevedores when employed directly by the Vessel or for collision or salvage or general average, liens in favor of suppliers of necessaries or other similar liens arising in the ordinary course of its business, accrued for not more than thirty (30) days (unless any such lien is being contested in good faith and by appropriate proceedings or other acts and the Owner shall have set aside on its books adequate reserves with respect to such lien and so long as such deferment in payment shall not subject the Vessel to forfeiture or loss) or liens for loss, damage or expense which are fully covered by insurance, subject to applicable deductibles satisfactory to the Mortgagee, or in respect of which a bond or other security has been posted by or on behalf of the Owner with the appropriate court or other tribunal to prevent the arrest or secure the release of the Vessel from arrest, and not, except in favor of the Mortgagee, to pledge, charge, assign or otherwise encumber (in favor of any Person other than the Mortgagee) her Insurances, Earnings or Requisition Compensation or to suffer the creation of any such pledge, charge, assignment or encumbrance as aforesaid to or in favor of any Person other than the Mortgagee;

                  (O) To comply with Section 5.5 of the Credit Agreement with respect to any sale of the Vessel or Total Loss of the Vessel.

                  (P) To pay promptly to the Mortgagee all moneys (including reasonable fees of counsel) whatsoever which the Mortgagee shall or may expend, be put to or become liable for, in or about the protection, maintenance or enforcement of the security created by this Mortgage or in or about the exercise by the Mortgagee of any of the powers vested in it hereunder and to pay interest thereon at the Default Rate from the date whereon such expense or liability was incurred by the Mortgagee;

                  (Q) To comply with all declaration and reporting requirements imposed by the protection and indemnity club or insurers including, without limitation, the quarterly declarations required by the U.S. Oil Pollution Section 20/2/91, and to pay all premiums required to maintain in force the necessary U.S. Oil Pollution Cover;

                  (R) To comply with and satisfy all the requisites and formalities established by the laws of the United States of America to perfect this Mortgage as a legal, valid and enforceable first preferred ship mortgage upon the Vessel and to furnish to the Mortgagee from time to time such proofs as the Mortgagee may reasonably request for its satisfaction with respect to the compliance by the Owner with the provisions of this Section 5(R);

                  (S) Not without the previous consent of the Mortgagee in writing, which consent shall not be unreasonably withheld, to enter into any demise, bareboat or time charter with any entity unless (i) the charter is subject to and subordinate to the rights of the Mortgagee under this Mortgage,
(ii) the terms and conditions of such charter are on an arm's length basis,
(iii) in the case of charters having a duration in excess of one (1) year, such charters contain the following provision:

                  "This Charter is subject and subordinate to a First Preferred Ship Mortgage in favor of DnB NOR BANK ASA, as Mortgagee, and to each of the rights and remedies of said Mortgagee under said Mortgage and shall be terminable at the option of said Mortgagee in the event of the foreclosure of said Mortgage by said Mortgagee, which option shall be exercisable by the Mortgagee within thirty (30) days of such foreclosure; provided that the Mortgagee has actual knowledge of such
                  --------
                  Charter."

and (iv) the Owner shall, within ten (10) calendar days of entering into any such charter having a duration in excess of one (1) year, transmit a copy of the charter to the Mortgagee;

                  (T) To place or to cause to be placed and at all times and places to retain or to cause to be retained a properly certified copy of this Mortgage on board the Vessel with her papers and cause this Mortgage to be exhibited to any and all Persons having business with the Vessel which might give rise to any lien thereon other than liens for crew's wages and salvage, and to any representative of the Mortgagee on demand; and to place and keep or to cause to be placed and kept prominently displayed in the chart room and in the Master's cabin of the Vessel a framed printed notice in plain type in English of such size that the paragraph of reading matter shall cover a space not less than six inches wide by nine inches high, reading as follows:

                               "NOTICE OF MORTGAGE
                                ------------------

                  This Vessel is owned by Matson Navigation Company, Inc., and is subject to a first preferred ship mortgage (the "First
                                                                      -----
                  Mortgage") in favor of DnB NOR Bank ASA under the authority of
                  --------
                  the United States Ship Mortgage Act, 1920, as amended inter alia, by Public Law 100-710 (46 USC Section 30101 et seq.). Under the terms of the said First Mortgage, neither the Owner nor any charterer nor the Master of this Vessel nor any other Person has any power, right or authority whatsoever to create, incur or permit to be imposed upon this Vessel any lien or encumbrance except for crew's wages, salvage, general average and for wages of stevedores when employed directly by this Vessel."


                  6.        Mortgagee's Right to Cure. Without prejudice to any
                            -------------------------
other rights of the Mortgagee hereunder:

                  (i) in the event that the provisions of Section 5(B) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to effect and thereafter to replace, maintain and renew all such Insurances upon the Vessel as it in its sole discretion may deem advisable;

                  (ii) in the event that the provisions of Section 5(C) and/or 5(D) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to arrange for the carrying out of such repairs and/or surveys as it deems expedient or necessary; and

                  (iii) in the event that the provisions of Section 5(F) hereof or any of them shall not be complied with, the Mortgagee shall be at liberty, but not obligated, to pay and discharge all such debts, damages and liabilities as are therein mentioned and/or to take any such measures as it deems expedient or necessary for the purpose of securing the release of the Vessel;

                            Any and all expenses incurred by the Mortgagee
                  (including fees of counsel) in respect of its performances under the foregoing subsections (i), (ii), and (iii) shall be paid by the Owner on demand, with interest thereon at the rate provided for in Section 5(P) hereof from the date when such expenses were incurred by the Mortgagee.

                  7.        Events of Default and Remedies.
                            ------------------------------

                  (A) In case any one or more of the following events herein termed an "Event of Default" shall occur and shall not have been
                  ----------------
received:

                  (i) an Event of Default stipulated in Section 8.1 of the Credit Agreement shall occur and be continuing;

                  (ii) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (B) (other than subclauses
                            (iv), (vi) and (xi) thereof), (F), (G), (I), (K),
                            (L), (M), (N), (O), (Q), (R), (S), or (T) of
                            Section 5 of this Mortgage; or

                  (iii) a default by the Owner occurs in the due and punctual observance of any of the covenants contained in subsections (A), (C), (D), (E), (H),
                            (J), or (P) or subclauses (iv), (vi) or (xi) of subsection (B) of Section 5 of this Mortgage and such default continues unremedied for a period of thirty (30) days.

                  (B) If any Event of Default shall occur, the Mortgagee shall be entitled:

                  (i) to demand payment by written notice of the Obligations, whereupon such payment shall be immediately due and payable, anything contained in the Credit Agreement, the Note, this Mortgage or any of the other Security Documents to the contrary notwithstanding and without prejudice to any other rights and remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, provided, however, that if, before any sale of the Vessel, all defaults shall have been remedied in a manner satisfactory to the Mortgagee, the Mortgagee may waive such defaults by written notice to the Owner; but no such waiver shall extend to or affect any subsequent or other default or impair any rights and remedies consequent thereon;

                  (ii) at any time and as often as may be necessary to take any such action as the Mortgagee may in its discretion deem advisable for the purpose of protecting the security created by this Mortgage and each and every expense or liability (including reasonable fees of counsel) so incurred by the Mortgagee in or about the protection of such security shall be repayable to it by the Owner promptly after demand, together with interest thereon at the Default Rate from the date when such expense or liability was incurred by the Mortgagee. The Owner shall promptly execute and deliver to the Mortgagee such documents or cause promptly to be executed and delivered to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the opinion of the Mortgagee or its counsel may be necessary or advisable to facilitate or expedite the protection, maintenance and enforcement of the security created by this Mortgage;

                  (iii) to exercise all the rights and remedies in foreclosure and otherwise given to the Mortgagee by any applicable law, including those under the provisions of the Ship Mortgage Act;

                  (iv) to take possession of the Vessel, wherever the same may be, without prior demand and without legal process (when permissible under applicable law) and cause the Owner or other Person in possession thereof forthwith upon demand of the Mortgagee to surrender to the Mortgagee possession thereof as demanded by the Mortgagee;

                  (v) to require that all policies, contracts and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters, brokers or other insurers as the Mortgagee may nominate;

                  (vi) to collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to take over or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee in its absolute discretion deems advisable and to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

                  (vii) to discharge, compound, release or compromise claims against the Owner in respect of the Vessel which have given or may give rise to any charge or lien thereon or which are or may be enforceable by proceedings there against;

                  (viii) to take appropriate judicial proceedings for the foreclosure of this Mortgage and/or for the enforcement of the Mortgagee's rights hereunder or otherwise; recover judgment for any amount due in respect of the Credit Agreement, the Note, this Mortgage or any of the other Security Documents and collect the same out of any property of the Owner;

                  (ix) to sell the Vessel at public auction, free from any claim of or by the Owner of any nature whatsoever by first giving notice of the time and place of sale with a general description of the property in the following manner:

                            (a)   by publishing such notice for ten (10)
                                  consecutive days in a daily newspaper of general circulation published in New York City;

                            (b) if the place of sale should not be New York City, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

                            (c) by sending a similar notice by telecopy confirmed by registered mail to the Owner at its address hereinafter set forth at least fourteen (14) days prior to the date of sale.

                            Such sale of the Vessel may be held at such place as the Mortgagee in such notices may have specified, or such sale may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale and without further notice or publication the Mortgagee may make such sale at the time and place to which the same shall be so adjourned; and such sale may be conducted without bringing the Vessel to the place designated for such sale and in such manner as the Mortgagee may deem to be for its best advantage, and the Mortgagee may become the purchaser at such sale.

                  (x) pending sale of the Vessel (either directly or indirectly) to manage, charter, lease, insure, maintain and repair the Vessel and to employ or lay up the Vessel upon such terms, in such manner and for such period as the Mortgagee in its absolute discretion deems expedient, and which is permitted by applicable law, and for the purpose aforesaid the Mortgagee shall be entitled to do all lawful acts and things incidental or conducive thereto and in particular to enter into such arrangements respecting the Vessel, her insurance, management, maintenance, repair, classification and employment in all respects as if the Mortgagee were the owner of the Vessel and without being responsible for any loss thereby incurred;

                  (xi) to recover from the Owner on demand any such losses as may be incurred by the Mortgagee in or about the exercise of the powers vested in the Mortgagee under
                            Section 7(B)(x) above with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee; and

                  (xii) to recover from the Owner on demand all expenses, payments and disbursements (including fees and expenses of counsel) incurred by the Mortgagee in or about or incidental to the exercise by it of any of the powers vested in it hereunder together with interest thereon at the Default Rate from the date when such expenses, payments or disbursements were incurred by it;

PROVIDED, ALWAYS, that any sale of the Vessel or any interest therein by the Mortgagee pursuant to Section 7(B)(ix) above shall operate to divest all right, title and interest of the Owner, its successors and assigns, in or to the Vessel so sold and upon such sale the purchaser shall not be bound to see or inquire whether the Mortgagee's power of sale has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt of the Mortgagee for the purchase money shall effectively discharge the purchaser who shall not be concerned with the manner of application of the proceeds of sale or be in any way answerable therefor.

                  In case the Mortgagee shall have proceeded to enforce any right, power or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case the Owner and the Mortgagee shall be restored to their former positions and rights hereunder with respect to the property, subject or intended to be subject to this Mortgage, and all rights, remedies and powers of the Mortgagee shall continue as if no such proceedings had been taken.

                  (C) Notwithstanding the foregoing, it is understood that a Total Loss of the Vessel shall not be deemed to be a default under this Mortgage, the Credit Agreement, the Note, the other Security Documents, or any of them.

                  8.        Application of Proceeds. The proceeds of any sale
                            -----------------------
made either under the power of sale hereby granted to the Mortgagee or under a judgment or decree in any judicial proceedings for the foreclosure of this Mortgage or for the enforcement of any remedy granted to the Mortgagee hereunder, any net earnings arising from the management, charter or other use of the Vessel by the Mortgagee under any of the powers herein contained or by law provided and the proceeds of any and all Insurances and any claims for damages on account of the Vessel or the Owner of any nature whatsoever and any Requisition Compensation, shall be applied as follows:

                  First: To the payment of all costs and expenses (together with interest thereon as hereinbefore provided) incurred by the Mortgagee, including the reasonable compensation of its agents and attorneys, by reason of any sale, retaking, management or operation of the Vessel and all other sums payable to the Mortgagee hereunder by reason of any expenses or liabilities incurred or advances made by it for the protection, maintenance and enforcement of the security or of any of its rights hereunder or in the pursuit of any remedy hereby conferred; and at the option of the Mortgagee to the payment of all taxes, assessments or liens claiming priority over the lien of this Mortgage;

                  Second: To the payment of the Obligations in the manner provided in the Credit Agreement; and

                  Third: Any surplus thereafter remaining, to the Owner or to the Owner's successors in interest or assigns, or to whomsoever may be lawfully entitled to receive the same.

In the event that the proceeds are insufficient to pay the amounts specified in paragraphs "First" and "Second" above, the Mortgagee shall be entitled to collect the balance from the Owner or any other Person liable therefor.

                  9.        No Waiver. No delay or omission of the Mortgagee to
                            ---------
exercise any right or power vested in it under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them shall impair such right or power or be construed as a waiver thereof or as acquiescence in any default by the Owner hereunder, nor shall the acceptance by the Mortgagee of any payments in connection with this Mortgage from any source be deemed a waiver hereunder. However, if at any time after an Event of Default and prior to the actual sale of the Vessel by the Mortgagee or prior to any foreclosure proceedings the Owner cures all Events of Default and pays all expenses, advances and damages to the Mortgagee consequent on such Events of Default, with interest at the Default Rate from the date when such expenses, advances and damages were incurred, then the Mortgagee may accept such cure and payment and restore the Owner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

                  10.       Delegation of Power. The Mortgagee shall be entitled
                            -------------------
at any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by this Mortgage (including the power vested in it by virtue of Section 12 hereof) in such manner and upon such terms and to such Persons as the Mortgagee in its absolute discretion may deem advisable.

                  11.       Indemnity. Without prejudice to any other rights and
                            ---------
remedies of the Mortgagee under the Credit Agreement, the Note, this Mortgage or any of the other Security Documents, the Owner hereby agrees and undertakes to indemnify the Mortgagee against all obligations and liabilities whatsoever and whensoever arising which the Mortgagee may incur in good faith in respect of, in relation to or in connection with the Vessel or otherwise howsoever in relation to or in connection with the enforcement of the Mortgagee's rights hereunder or under any of the other Security Documents to which the Owner is a party; provided, however, that no such indemnity obligation shall be effective if any such obligation or liability is the result of the gross negligence or willful misconduct of the Mortgagee.

                  12.       Power of Attorney.
                            -----------------

                  (A) The Owner hereby irrevocably appoints the Mortgagee as its attorney-in-fact for the duration of the Security Period to do in its name or in the name of the Owner all acts which the Owner, or its successors or assigns, could do in relation to the Vessel, including without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as the Mortgagee lawfully may) all freights, hire, earnings, issues, revenues, income and profits of the Vessel, and all amounts due from underwriters under the Insurances as payment of losses or as return premiums or otherwise, salvage awards and recoveries, recoveries in general average or otherwise, and all other sums due or to become due to the Owner or in respect of the Vessel, and to make, give and execute in the name of the Owner, acquittance, receipts, releases or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ, the Vessel, to execute and deliver charters and a bill of sale with respect to the Vessel, and to endorse and accept in the name of the Owner all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing. PROVIDED, HOWEVER, that, unless the context otherwise permits under this Mortgage, such power shall not be exercisable by or on behalf of the Mortgagee unless and until any Event of Default shall occur and shall not be exercisable after all defaults have been cured.

                  (B) The exercise of the power granted in this Section 12 by or on behalf of the Mortgagee shall not require any Person dealing with the Mortgagee to conduct any inquiry as to whether any such Event of Default has occurred and is continuing, nor shall such Person be in any way affected by notice that any such Event of Default has not occurred nor is continuing, and the exercise by the Mortgagee of such power shall be conclusive evidence of its right to exercise the same.

                  13.       Appointment of Receiver. If any legal proceedings
                            -----------------------
shall be taken to enforce any right under this Mortgage, the Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and of the freights, hire, earnings, issues, revenues, income and profits due or to become due and arising from the operation thereof.

                  14.       Commencement of Proceedings. The Mortgagee shall
                            ---------------------------
have the right to commence proceedings in the courts of any country having competent jurisdiction and in particular the Mortgagee shall have the right to arrest and take action against the Vessel at whatever place the Vessel shall be found lying and for the purpose of any action which the Mortgagee may bring before the local court for the jurisdiction of such court or other judicial authority and the Owner agrees that for the purpose of proceedings against the Vessel any writ, notice, judgment or other legal process or documents may be served upon the Master of the Vessel (or upon anyone acting as the Master) and that such service shall be deemed good service on the Owner for all purposes.

                  15.       Partial Invalidity. In the event that any provision
                            ------------------
or provisions of this Mortgage shall be declared invalid, void or otherwise inoperative by any present or future court of competent jurisdiction in any country, the Owner will, without prejudice to any other right and remedy of the Mortgagee under the Credit Agreement, the Note, this Mortgage, the other Security Documents or any of them, execute and deliver such other and further instruments and do such things as in the opinion of the Mortgagee or its counsel will be necessary or advisable to carry out the true intent and spirit of this Mortgage. In any event, any such declaration of partial invalidity shall not affect the validity of any other provision or provisions of this Mortgage, or the validity of this Mortgage as a whole.

                  16.       Cumulative Remedies. Each and every power and remedy
                            -------------------
in this Mortgage specifically given to the Mortgagee shall be in addition to every other power and remedy herein or in the Credit Agreement, the Note or the other Security Documents specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy whether specifically in this Mortgage or in the Credit Agreement, the Note or the other Security Documents given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the beginning of the exercise of any such power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy under the Credit Agreement, the Note, this Mortgage or any other Security Documents.

                  17.       Recordation of Mortgage. For the purpose of
                            -----------------------
recording this First Preferred Mortgage the total amount is One Hundred Five Million United States Dollars (U.S.$105,000,000) (exclusive of interest, expenses and fees) and interest and performance of mortgage covenants. The discharge amount is the same as the total amount and there is no separate discharge amount for the Vessel. It is not intended that this Mortgage shall include property other than the Vessel, and it shall not include property other than the Vessel as the term "vessel" is used in Subsection (c)(2) of Section 31322 of Title 46 United States Code, as amended. Notwithstanding the foregoing, for property other than the Vessel, if any should be determined to be covered by this Mortgage, the discharge amount is zero point zero one percent (0.01%) of the total amount.

                  18.       No Waiver of Preferred Status. Anything herein to
                            -----------------------------
the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage under the Ship Mortgage Act or under the corresponding provisions of any other jurisdiction in which it is sought to be enforced and that, if any provision or portion thereof herein shall be construed to waive the preferred status of this Mortgage, then such provision to such extent shall be void and of no effect.

                  19.       Counterparts. This Mortgage may be executed in any
                            ------------
number of counterparts each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

                  20.       Notices. Notices and other communications hereunder
                            -------
shall be in writing and shall be sent in accordance with the Credit Agreement.

                  21.       Rights of Owner. Unless one or more Events of
                            ---------------
Default shall have occurred and be continuing, the Owner (a) shall be suffered and permitted to retain actual possession and use of the Vessel and (b) shall have the right, from time to time in its discretion, and without application to the Mortgagee, and without obtaining a release thereof by the Mortgagee, to dispose of, free from the lien hereof, any boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of the Vessel that are no longer useful, necessary, profitable or advantageous in the operation of the Vessel, first or simultaneously replacing the same by new boilers, engines, machinery, masts, spars, sails, rigging, boats, anchors, cables, chains, tackle, apparel, furniture, fittings, equipment or any other appurtenances of substantially equal value to the Owner, which shall forthwith become subject to the lien of this Mortgage.

                  22.       Waiver; Amendment. None of the terms and conditions
                            -----------------
of this Mortgage may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Owner and the Mortgagee.

                  23.       Successors and Assigns. All the covenants, promises,
                            ----------------------
stipulations and agreements of the Owner and all the rights and remedies of the Mortgagee contained in this Mortgage shall bind the Owner, its successors and assigns, and shall inure to the benefit of the Mortgagee, its successors and assigns, whether so expressed or not.

                  24.       Applicable Law. This Agreement shall be governed by,
                            --------------
and construed in accordance with, the laws of the United States of America.

                  25.       Headings. In this Mortgage, section headings are
                            --------
inserted for convenience of reference only and shall be ignored in the interpretation of this Mortgage.


                  IN WITNESS WHEREOF, the Owner has executed this First Preferred Ship Mortgage for the MAUNALEI by its duly authorized representative on the day and year first above written.

                                    MATSON NAVIGATION COMPANY, INC.,
                                                            as Owner



                                    By: /s/ Kevin C. O'Rourke
                                        -------------------------------
                                        Name:   Kevin C. O'Rourke
                                        Title:  Senior Vice President





                                 ACKNOWLEDGMENT
                                 --------------


STATE OF CALIFORNIA     )
                        ): ss:
COUNTY OF ALAMEDA       )


         On this 3rd day of July, 2006, before me, a Notary Public in and for the State of California, City and County of Alameda, personally appeared
KEVIN C. O'ROURKE, Senior Vice President of Matson Navigation Company, Inc., a Hawaii corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature(s) on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


                                  /s/ April Gee
                                  ---------------------------------
                                  Notary Public



My commission expires:  November 7, 2009

                                                                       EXHIBIT 1
                                                                              to
                                                   First Preferred Ship Mortgage

                                CREDIT AGREEMENT


         [Filed as Exhibit 10.1 of the form 8-K filed on July 1, 2005.]

                                                                       EXHIBIT 2
                                                                              to
                                                   First Preferred Ship Mortgage

                                 PROMISSORY NOTE



                     [Filed as part of this Exibit 10.1.]

================================================================================









                             ASSIGNMENT OF EARNINGS


                                   in favor of


                                DnB NOR BANK ASA,
                       acting through its New York Branch,
                       as Security Trustee for the Lenders












                                 July 12, 2006

                                    MAUNALEI

================================================================================




                             ASSIGNMENT OF EARNINGS
                             ----------------------

                                    MAUNALEI

                  THIS ASSIGNMENT (this "Assignment") is made the 12th day of July, 2006, from MATSON NAVIGATION COMPANY, INC., a Hawaii corporation, with offices at 555 12th Street, Oakland, California 94607 (the "Assignor"), in favor of DnB NOR BANK ASA, acting through its New York Branch, a bank incorporated under the laws of the Kingdom of Norway with offices at 200 Park Avenue, 31st Floor, New York, New York 10166, as security trustee for and on behalf of the Lenders (as such term is defined in Recital B below).

                           W I T N E S S E T H  T H A T :

WHEREAS:

                  (A) The Assignor is the sole owner of the whole of the United States flag vessel MAUNALEI (the "Vessel"), Official No. 1181627;

                  (B) By a Credit Agreement dated as of June 28, 2005 (the "Credit Agreement"), made by and between (i) the Assignor, as borrower, (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee (in such capacity, the "Security Trustee") and as administrative agent (in such capacity, the "Administrative Agent" and together with the Lenders and the Security Trustee, the "Creditors") for the Lenders, the Security Trustee has agreed to serve in such capacity under the Credit Agreement and the Lenders have agreed to provide to the Borrower a senior secured reducing revolving credit facility in the maximum principal amount of One Hundred Five Million United States Dollars (U.S.$105,000,000) (the "Facility");

                  (C) It is a condition precedent to the Lenders making the Facility available to the Assignor under the Credit Agreement that the Assignor execute and deliver to the Assignee, as security for the obligations of the Assignor to the Creditors under or in connection with the Credit Agreement, the Note and the Security Documents, an assignment of all of the Assignor's right, title and interest in and to the earnings and requisition compensation of the Vessel.


                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor:

                  1. Defined Terms. Unless otherwise defined herein, terms
                     -------------
defined in the Credit Agreement shall have the same meanings when used herein.

                  2. Grant of Security. As security for the payments and
                     -----------------
performance by the Assignor for the indebtedness liabilities and obligations of the Assignor from time to time under the Credit Agreement, the Note, the Security Documents and any Interest Rate Agreement, the Assignor, as legal and beneficial owner, does hereby assign, transfer and set over unto the Assignee, for the benefit of the Assignee and its successors and assigns, and does hereby grant the Assignee a security interest in, all of the Assignor's right, title and interest in and to (i) all moneys and claims for moneys due and to become due thereto, whether as charter hire, freights, loans, indemnities, payments or otherwise, under, and all claims for damages arising out of any breach of, any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessel, (ii) all remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to the Assignor arising from the use or employment of the Vessel, (iii) all moneys or other compensation payable by reason of requisition for title or for hire or other compulsory acquisition of the Vessel, and (iv) all proceeds of all of the foregoing (collectively, the "Earnings").

                  3. Notice of Assignment. Upon the occurrence and during the
                     --------------------
continuation of an Event of Default, the Assignor will (a) promptly give notice, in the form annexed hereto as Exhibit 1, of this Assignment to any time charterer of the Vessel and (b) use its best efforts to cause any time charterer of the Vessel under any charter having a duration in excess of twelve (12) months to execute a Consent and Agreement, in the form annexed hereto Exhibit 2, to this Assignment and deliver such Consent and Agreement to the Assignee.

                  4. Payment. Unless otherwise directed by the Assignee, upon
                     -------
the occurrence and during the continuation of an Event of Default, the Assignor shall cause (i) all Earnings assigned hereby, whether as charter hire, freight, indemnities or otherwise, to be paid directly to the Assignee to such account as the Assignee shall direct for the account of the Assignor and (ii) all charter parties, contracts of affreightment or any such other contracts of employment of the Vessel to specify that payments due the Assignor be made directly to the Assignee for credit to the above referenced account. The Assignor does hereby pledge, assign and grant to the Assignee a security interest in all right, title and interest of the Assignor in and to the above referenced account. Subject to the restrictions set forth in the Credit Agreement and Section 8 hereof, prior to an Event of Default, the Assignor may utilize all Earnings in any manner and for any purpose it determines in its sole discretion.

                  5. Performance under Charters; No Duty of Inquiry. It is
                     ----------------------------------------------
hereby expressly agreed that, anything contained herein to the contrary notwithstanding, the Assignor shall remain liable under all charters and contracts pertaining to the Vessel to which it is a party to perform the obligations assumed by it thereunder, and the Assignee shall have no obligation or liability under any such charter or contract by reason of or arising out of the assignment contained herein, nor shall the Assignee be required to assume or be obligated in any manner to perform or fulfill any obligation of the Assignor under or pursuant to any such charter or contract or to make any payment or make any inquiry as to the nature or sufficiency of any payment received by the Assignee, or, unless and until indemnified to its satisfaction, to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder or pursuant hereto at any time or times.

                  6. Requisition. The Assignor shall promptly notify the
                     -----------
Assignee in writing of the commencement and termination of any period during which the Vessel may be requisitioned.

                  7. Employment of Vessel. Upon the occurrence and during the
                     --------------------
continuance of an Event of Default, the Assignor hereby further covenants and undertakes promptly to furnish the Assignee with all such information as it may from time to time require regarding the employment, position and engagements of the Vessel.

                  8. Negative Pledge. The Assignor does hereby warrant and
                     ---------------
represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the moneys and claims hereby assigned to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor does hereby irrevocably appoint and constitute the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith, to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable in the premises and to file any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment without the signature of the Assignor which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby.

                  9. Application of Proceeds. All moneys collected or received
                     -----------------------
from time to time by the Assignee pursuant to this Assignment shall be dealt with as provided in the Credit Agreement.

                  10. Further Assurances. The Assignor agrees that at any time
                      ------------------
and from time to time, upon the written request of the Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents as the Assignee may reasonably deem necessary in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

                  11. Remedies Cumulative and Not Exclusive; No Waiver. Each and
                      ------------------------------------------------
every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee or any of the Creditors in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee or any of the Creditors of any security or of any payment of or on account of any of the amounts due from the Assignor to the Assignee and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

                  12. Invalidity. If any provision of this Assignment shall at
                      ----------
any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

                  13. Continuing Security. It is declared and agreed that the
                      -------------------
security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Credit Agreement, the Note, the other Security Documents or any Interest Rate Agreement and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Assignee or any other Creditor for all or any part of the moneys hereby secured.

                  14. Waiver; Amendment. None of the terms and conditions of
                      -----------------
this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor (with the consent of the Majority Lenders).

                  15. Termination. If the Assignor shall pay and discharge all
                      -----------
of its obligations under or in connection with the Credit Agreement, the Note, the other Security Documents and the Interest Rate Agreements, if any, or is released therefrom in accordance with the terms thereof, all of the right, title and interest herein assigned shall revert to the Assignor and this Assignment shall terminate.

                  16. WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND BY ITS
                      --------------------
ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.

                  17. Notices. Notices and other communications hereunder shall
                      -------
be in writing and shall be sent in accordance with the Credit Agreement.

                  18. Governing Law. This Assignment shall be governed by and
                      -------------
construed in accordance with the laws of the State of New York.

                  19. Submission to Jurisdiction. The Assignor hereby
                      --------------------------
irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by any of the Creditors under this Assignment or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Assignor by mailing or delivering the same by hand to the Assignor at the address indicated for notices in Section 17. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Assignor as such, and shall be legal and binding upon the Assignor for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Assignor to the Creditors) against the Assignor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Assignor will advise the Assignee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Creditors may bring any legal action or proceeding in any other appropriate jurisdiction.

                  20. Severability. If any provision hereof is invalid and
                      ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Assignee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  21. Counterparts. This Assignment may be signed in any number
                      ------------
of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  22. Headings. In this Assignment, Section headings are
                      --------
inserted for convenience of reference only and shall be ignored in the interpretation hereof.


                            (SIGNATURE PAGE FOLLOWS)

                  IN WITNESS WHEREOF, the Assignor has caused this Assignment of Earnings to be executed on the day and year first above written.

                                        MATSON NAVIGATION COMPANY, INC.,
                                                                    as Assignor


                                        By: /s/ Kevin C. O'Rourke
                                            ------------------------------
                                            Name:   Kevin C. O'Rourke
                                            Title:  Senior Vice President


                                                                      EXHIBIT 1
                                                                      ---------
                           EARNINGS ASSIGNMENT NOTICE
                           --------------------------

TO:


TAKE NOTICE:


     (a) that by an Assignment of Earnings dated the ___ day of June, 2006 made by us to DnB NOR BANK ASA, acting through its New York Branch, as Security Trustee, 200 Park Avenue, New York, New York 10166 (the "Assignee"), we, the owner of the United States flag vessel MAUNALEI (the "Vessel"), Official No. 1181627, have assigned to the Assignee as from the date hereof a security interest in all our right, title and interest in and to:

             (i) all moneys and claims for moneys due and to become due thereto, whether as charter hire, freights, loans, indemnities, payments or otherwise, under, and all claims for damages arising out of any breach of, any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of the Vessel;

            (ii) all remuneration for salvage and towage services, demurrage and detention moneys and any other earnings whatsoever due or to become due to the undersigned arising from the use or employment of the Vessel;

           (iii) all moneys or other compensation payable by reason of requisition for title or for hire or other compulsory acquisition of the Vessel; and

            (iv)  all proceeds of all of the foregoing.

     (b) that you are hereby irrevocably authorized and instructed to pay as from the date hereof all of such aforesaid moneys to the Assignee, for the account of the undersigned (Account No. 16304998), at the above address of the Assignee (or at such other place as the Assignee may direct).

DATED THIS ____day of June, 2006.

                                     MATSON NAVIGATION COMPANY, INC.


                                     By: _________________________________
                                         Name:
                                         Title:

                                                                     EXHIBIT 2
                                                                     ---------

                              CONSENT AND AGREEMENT
                              ---------------------

         The undersigned, being the charterer of the United States flag vessel MAUNALEI (the "Vessel") from MATSON NAVIGATION COMPANY, INC. (the "Owner") under the Charter party dated ____________, 200_ between the undersigned and the Owner (as at any time amended, the "Charter") which is the subject of an Assignment of Earnings (the "Assignment") by the Owner to DnB NOR Bank ASA, acting through its New York Branch, as Security Trustee (the "Assignee"), in consideration of One Dollar lawful money of the United States of America to it in hand paid, hereby acknowledges notice of and agrees that it will make payment of all moneys due and to become due under the Charter directly to the Assignee to be credited to the account of the undersigned (Account No. _______________), until receipt of written notice from the Assignee to the contrary, provided, however, that this Consent and Agreement is without prejudice to any right which the undersigned may have under the Charter including but not limited to the rights to make deductions from payments of hire to the extent of claims which the undersigned may have against the Vessel under the Charter and in respect of which the undersigned is entitled to make deductions from charter hire pursuant to the relevant provisions of the Charter.

         DATED THIS _____ day of _________, 20__.


                                   __________________________________________


                                   By:  _________________________________
                                        Name:
                                        Title:

================================================================================






                            ASSIGNMENT OF INSURANCES


                                   in favor of


                                DnB NOR BANK ASA,
                       acting through its New York Branch,
                               as Security Trustee










                                  July 12, 2006

                                    MAUNALEI
================================================================================



                            ASSIGNMENT OF INSURANCES
                            ------------------------

                                    MAUNALEI


                  THIS ASSIGNMENT (this "Assignment") is made the 12th day of July, 2006, by MATSON NAVIGATION COMPANY, INC., a HAWAII corporation, with offices at 555 12th Street, Oakland, California 94607 (the "Assignor"), in favor of DnB NOR BANK ASA, acting through its New York Branch, a bank incorporated under the laws of the Kingdom of Norway with offices at 200 Park Avenue, 31st Floor, New York, New York 10166, as security trustee for and on behalf of the Lenders (as such term is defined in Recital B below).


                          W I T N E S S E T H  T H A T:

                  WHEREAS:

                  (A) The Assignor is the sole owner of the whole of the United States flag vessel MAUNALEI (the "Vessel"), Official No. 1181627;

                  (B) By a Credit Agreement dated as of June 28, 2005 (the "Credit Agreement"), made by and between (i) the Assignor, as borrower, (ii) the banks and financial institutions listed on Schedule 1 thereto, as lenders (the "Lenders"), and (iii) DnB NOR Bank ASA, acting through its New York Branch, as security trustee (in such capacity, the "Security Trustee") and as administrative agent (in such capacity, the "Administrative Agent" and together with the Lenders and the Security Trustee, the "Creditors") for the Lenders, the Security Trustee has agreed to serve in such capacity under the Credit Agreement and the Lenders have agreed to provide to the Borrower a senior secured reducing revolving credit facility in the maximum principal amount of One Hundred Five Million United States Dollars (U.S.$105,000,000) (the "Facility"); and

                  (C) It is a condition precedent to the Lenders making the Facility available to the Assignor under the Credit Agreement that the Assignor execute and deliver to the Assignee, as security for the obligations of the Assignor to the Creditors under or in connection with the Credit Agreement, the Note and the Security Documents, an assignment of any and all insurances taken out in respect of the Vessel and its earnings.

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor:

                  1.   Defined Terms. Unless otherwise defined herein, terms
                       -------------
defined in the Credit Agreement shall have the same meanings when used herein.

                  2.   Grant of Security. As security for the payments and
                       -----------------
performance by the Assignor for the indebtedness liabilities and obligations of the Assignor from time to time under the Credit Agreement, the Note, the Security Documents and any Interest Rate Agreement, the Assignor as legal and beneficial owner does hereby assign, transfer and set over unto the Assignee, for the benefit of the Assignee and its successors and assigns, and does hereby grant the Assignee a security interest in, all of the Assignor's right, title and interest in, to and under all policies and contracts of insurance, including the Assignor's rights nder all entries in any Protection and Indemnity or War Risks Association or Club, which are from time to time taken out by or for the Assignor in respect of the Vessel, her hull, machinery, freights, disbursements, profits or otherwise, and all the benefits thereof including, without limitation, all claims of whatsoever nature, as well as return premiums (all of which are herein collectively called the "Insurances"), and in and to all moneys and claims for moneys in connection therewith and all proceeds of all of the foregoing.

                  3.   Notices; Loss Payable Clauses. (A) All Insurances, except
                       -----------------------------
entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries, relating to the Vessel shall contain a loss payable and notice of cancellation clause in the form of Exhibit 1 hereto or in such
                                                 ---------
other form as the Assignee may agree.

                  (B) All entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries relating to the Vessel shall contain a loss payable and notice of cancellation clause in the form of
Exhibit 2 hereto or in such other form as the Assignee may agree.
---------

                  4.   Covenants and Undertakings. The Assignor hereby covenants
                       --------------------------
with the Assignee that:

                  (A) It will do or permit to be done each and every act or thing which the Assignee may from time to time require to be done for the purpose of enforcing the Assignee's rights under this Assignment and will allow its name to be used as and when required by the Assignee for that purpose; and

                  (B) It will forthwith give notice in the form set out in
Exhibit 3 attached hereto, or cause its insurance brokers to give notice, of
---------
this Assignment to all insurers, underwriters, clubs and associations providing insurance in connection with the Vessel and her earnings and make reasonable efforts to procure that such notice is endorsed on all the policies and entries of insurances in respect of the Vessel and her earnings.

                  5.   No Duty of Inquiry. The Assignee shall not be obliged to
                       ------------------
make any inquiry as to the nature or sufficiency of any payment received by it hereunder or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits hereby assigned to the Assignee or to which the Assignee may at any time be entitled hereunder except such reasonable action as may be requested by any underwriter, association or club. The Assignor shall remain liable to perform all the obligations assumed by it in relation to the property hereby assigned and the Assignee shall be under no obligation of any kind whatsoever in respect thereof or be under any liability whatsoever (including, without limitation, any obligation or liability with respect to the payment of premiums, calls, assessments or any other sums at any time due and owing in respect of the Insurances) in the event of any failure by the Assignor to perform such obligations.

                  6.   Negative Pledge. The Assignor does hereby warrant and
                       ---------------
represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge so long as this Assignment shall remain in effect, any of its right, title or interest in the whole or any part of the moneys and claims hereby assigned, to anyone other than the Assignee, and it will not take or omit to take any action, the taking or omission of which might result in an alteration or impairment of the rights hereby assigned or any of the rights created in this Assignment; and the Assignor hereby irrevocably appoints and constitutes the Assignee as the Assignor's true and lawful attorney-in-fact with full power (in the name of the Assignor or otherwise) should an Event of Default (as such term is defined in the Credit Agreement) have occurred and be continuing to ask, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys assigned hereby, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Assignee may deem to be necessary or advisable and otherwise to do any and all things which the Assignor itself could do in relation to the property hereby assigned including but not limited to filing any and all Uniform Commercial Code financing statements or renewals thereof in connection with this Assignment without the signature of the Assignor which the Assignee may deem to be necessary or advisable in order to perfect or maintain the security interest granted hereby.

                  7.   Further Assurances. The Assignor agrees that any time and
                       ------------------
from time to time upon the written request of the Assignee it will promptly and duly execute and deliver to the Assignee any and all such further instruments and documents as the Assignee may reasonably deem necessary in obtaining the full benefits of this Assignment and of the rights and powers herein granted.

                  8.   Remedies Cumulative and Not Exclusive; No Waiver. Each
                       ------------------------------------------------
and every right, power and remedy herein given to the Assignee shall be cumulative and shall be in addition to every other right, power and remedy of the Assignee and the Creditors now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Assignee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Assignee or any of the Creditors in the exercise of any right or power in the pursuance of any remedy accruing upon any breach or default by the Assignor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Assignee or any of the Creditors of any security or of any payment of or on account of any of the amounts due from the Assignor under or in connection with the Credit Agreement or any document delivered in connection therewith and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right to take advantage of any future breach or default or of any past breach or default not completely cured thereby.

                  9.   Invalidity. If any provision of this Assignment shall at
                       ----------
any time for any reason be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Assignment, or the validity of this Assignment as a whole. In the event that it should transpire that by reason of any law or regulation, or by reason of a ruling of any court, or by any other reason whatsoever, the assignment herein contained is either wholly or partly defective, the Assignor hereby undertakes to furnish the Assignee with an alternative assignment or alternative security and/or to do all such other acts as, in the sole opinion of the Assignee, shall be required in order to ensure and give effect to the full intent of this Assignment.

                  10.  Continuing Security. It is declared and agreed that the
                       -------------------
security created by this Assignment shall be held by the Assignee as a continuing security for the payment of all moneys which may at any time and from time to time be or become payable by the Assignor under the Credit Agreement, the Note, the other Security Documents or any Interest Rate Agreement and that the security so created shall not be satisfied by an intermediate payment or satisfaction of any part of the amount hereby secured and that the security so created shall be in addition to and shall not in any way be prejudiced or affected by any collateral or other security now or hereafter held by the Assignee or any other Creditor for all or any part of the moneys hereby secured.

                  11.  Waiver; Amendment. None of the terms and conditions of
                       -----------------
this Assignment may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Assignee and the Assignor (with the consent of the Majority Lenders).

                  12.  Termination. If the Assignor shall pay and discharge all
                       -----------
of its obligations under or in connection with the Credit Agreement, the Note, the other Security Documents and the Interest Rate Agreements, if any, or is released therefrom in accordance with the terms thereof, all of the right, title and interest herein assigned shall revert to the Assignor and this Assignment shall terminate.

                  13.  WAIVER OF JURY TRIAL. EACH OF THE ASSIGNOR, AND BY ITS
                       --------------------
ACCEPTANCE HEREOF, THE ASSIGNEE, HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR ANY BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS ASSIGNMENT.

                  14.  Notices. Notices and other communications hereunder shall
                       -------
be in writing and shall be sent in accordance with the Credit Agreement.

                  15.  Governing Law. This Assignment shall be governed by and
                       -------------
construed in accordance with the laws of the State of New York.

                  16.  Submission to Jurisdiction. The Assignor hereby
                       --------------------------
irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it by any of the Creditors under this Assignment or under any document delivered hereunder and hereby irrevocably agrees that valid service of summons or other legal process on it may be effected by serving a copy of the summons and other legal process in any such action or proceeding on the Assignor by mailing or delivering the same by hand to the Assignor at the address indicated for notices in Section 14. The service, as herein provided, of such summons or other legal process in any such action or proceeding shall be deemed personal service and accepted by the Assignor as such, and shall be legal and binding upon the Assignor for all the purposes of any such action or proceeding. Final judgment (a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of any indebtedness of the Assignor to the Creditors) against the Assignor in any such legal action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment. The Assignor will advise the Assignee promptly of any change of address for the purpose of service of process. Notwithstanding anything herein to the contrary, the Creditors may bring any legal action or proceeding in any other appropriate jurisdiction.

                  17 . Severability. If any provision hereof is invalid and
                       ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Assignee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  18.  Counterparts. This Assignment may be signed in any number
                       ------------
of counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  19.  Headings. In this Assignment, Section headings are
                       --------
inserted for convenience of reference only and shall be ignored in the interpretation hereof.

                       (SIGNATURE PAGE FOLLOWS)


                  IN WITNESS WHEREOF, the Assignor has caused this Assignment of Insurances to be executed and delivered on the day and year first above written.

                                    MATSON NAVIGATION COMPANY, INC.,
                                                         as Assignor


                                    By:  /s/ Kevin C. O'Rourke
                                         --------------------------------
                                         Name:   Kevin C. O'Rourke
                                         Title:  Senior Vice President

                                                                      EXHIBIT 1
                                                                      ---------
                                                                             to
                                                       Assignment of Insurances

                               LOSS PAYABLE CLAUSE
                               -------------------

                         Hull and Machinery (War Risks)
                         ------------------------------

                  Loss, if any, payable to DnB NOR Bank ASA, as Mortgagee, for distribution by it to itself and to Matson Navigation Company, Inc., as Owner, as their respective interests may appear, or order, except that, unless underwriters have been otherwise instructed by notice in writing from the Mortgagee, in the case of any loss involving any damage to the Vessel or liability of the Vessel, the underwriters may pay directly for the repair, salvage, liability or other charges involved or, if the Owner shall have first fully repaired the damage and paid the cost thereof, or discharged the liability or paid all of the salvage or other charges, then the underwriters may pay the Owner as reimbursement therefor; provided, however, that if such damage involves
                                 --------  -------
a loss of U.S. $2,500,000 or more or its equivalent, the underwriters shall not make such payment without first obtaining the written consent thereto of the Mortgagee.

                  In the event of the actual total loss or agreed, compromised or constructive total loss of the Vessel, payment shall be made to DnB NOR Bank ASA, as Mortgagee, for distribution by it to itself and to the Owner as their respective interests appear.

                  The Mortgagee shall be advised:

                  (1) at least fourteen (14) days before cancellation of this insurance may take effect;

                  (2) of any failure to renew any such insurance at least fourteen (14) days prior to the date of renewal thereof;

                  (3) of any act or omission or of any event of which the insurer has knowledge and which might invalidate or render unenforceable in whole or in part any such insurance; and

                  (4) of any default in the payment of any premium with respect to, or the material alteration of, any such insurances.


                                                                      EXHIBIT 2
                                                                      ---------
                                                                             to
                                                       Assignment of Insurances

                               LOSS PAYABLE CLAUSE
                               -------------------

                            Protection and Indemnity
                            ------------------------

                  Payment of any recovery that Matson Navigation Company, Inc. (the "Owner") is entitled to make out of the funds of the Association in respect of any liability, costs or expenses incurred by him shall be made to the Owner or to his order unless and until the Association receives notice from DnB NOR Bank ASA, as Mortgagee, that the Owner is in default under the Mortgage, in which event all recoveries shall thereafter be paid to the Mortgagee for distribution by it to itself and the Owner, as their respective interests may appear, or order; provided, always, that no liability whatsoever shall attach to
                  --------  ------
the Association, its managers or their agents for failure to comply with the latter obligation until after the expiry of two (2) business days from the receipt of such notice.

                  The Mortgagee shall be advised:

                  (1) at least fourteen (14) days before cancellation of this insurance may take effect;

                  (2) of any failure to renew any such insurance at least fourteen (14) days prior to the date of renewal thereof;

                  (3) of any act or omission or of any event of which the insurer has knowledge and which might invalidate or render unenforceable in whole or in part any such insurance; and

                  (4) of any default in the payment of any premium with respect to, or the material alteration of, any such insurances.



                                                                      EXHIBIT 3
                                                                      ---------
                                                                             to
                                                       Assignment of Insurances

                       NOTICE OF ASSIGNMENT OF INSURANCES
                       ----------------------------------

TO:               See Schedule 1 attached hereto.

TAKE NOTICE:

                  (a)  that by an Assignment of Insurances dated the 12th day of July, 2006 made by us to DnB NOR Bank ASA, as security trustee (the "Assignee"), a copy of which is attached hereto, we have assigned to the Assignee as from the date hereof, inter alia, all our right,  title
                                             ----- ----
                       and interest in, to and under all policies and contracts
                       of insurance, including our rights under all entries in any Protection and Indemnity or War Risk Association or Club, which are from time to time taken out by us in respect of the United States flag vessel MAUNALEI (the "Vessel"), Official No. 1181627, and its earnings and all the benefits thereof including all claims of whatsoever nature (all of which together are hereinafter called the "Insurances").

                  (b) that you are hereby irrevocably authorized and instructed to pay as from the date hereof all payments under

                       (i) all Insurances, except entries in Protection and Indemnity Associations or Clubs or insurances effected in lieu of such entries, relating to the Vessel in accordance with the loss payable clause in Exhibit 1 of the Assignment of Insurances; and

                       (ii) all entries in Protection and Indemnity Associations or Clubs or insurances affected in lieu of such entries relating to the Vessel in accordance with the loss payable clause in Exhibit 2 of the Assignment of Insurances.

                  (c) that you are hereby instructed to endorse the assignment, notice of which is given to you herein, on all policies or entries relating to the Vessel.

         DATED AS OF THE 12th day of July, 2006.

                                           MATSON NAVIGATION COMPANY, INC.

                                           By: /s/ Kevin C. O'Rourke
                                               ---------------------------
                                               Name:   Kevin C. O'Rourke
                                               Title:  Senior Vice President

We hereby acknowledge receipt of the
foregoing Notice of Assignment and agree to act in accordance with the terms thereof:

By:      ________________________________
         Name:
         Title:




                               SCHEDULE 1
                               ----------

Schedule of Insurers on the "M/V Maunalei":

(1) Marine Hull & Machinery, etc.
    -----------------------------

    Underwriters at Lloyd's - Syndicate 1209 Lead                    21.3258%
    Groupama General Insurance Company, Ltd. (Dex)                    3.3333%
    Allianz Marine & Aviation Versicherungs AG                        3.9772%
    Marine Insurance Company Limited                                  4.5455%
    GE Frankona Reinsurance Limited                                   2.2727%
    Aspen Insurance Company UK Limited                                4.5455%
    AXA Corporate Solutions Assurance SA                             18.7500%
    Generali France Assurances IARD                                   8.7500%
    Gard Marine & Energy Ltd.                                        10.0000%
    American Hull Insurance Syndicate                                10.0000%
    XL Specialty Insurance Company                                    7.5000%
    American Home Assurance Company                                   5.0000%
    New York Marine & General Insurance Company                       2.5000%
    Navigators Insurance Company                                      2.5000%
                                                                      -------


    Total                                                           100.0000%


(2) Marine Increased Value
    ----------------------

    Underwriters at Lloyd's - Syndicate 1209 Lead                    43.8258%
    Allianz Marine & Aviation Versicherungs AG                        3.9772%
    Groupama General Insurance Company, Ltd. (Dex)                    3.3333%
    Marine Insurance Company Limited                                 26.3637%
    Aspen Insurance Company UK Limited                               17.5000%
    GE Frankona Reinsurance Limited                                   5.0000%
                                                                      -------

    Total                                                           100.0000%


(3) War Risk Hull & Machinery and Increased Value
    ---------------------------------------------

    Underwriters at Lloyd's - (Syndicate 1209 Lead)                  20.9091%
    Allianz Marine & Aviation Versicherungs AG                        3.9772%
    Marine Insurance Company Limited                                  6.8410%
    Aspen Insurance Company UK Limited                                6.0000%
    GE Frankona Reinsurance Limited                                   2.2727%
    Navigators Insurance Company                                     20.0000%
    New York Marine & General Insurance Company                      10.0000%
    Groupement D'Assurances De Risques Exceptionnels (GAREX)         30.0000%
                                                                     --------

    Total                                                           100.0000%


    GAREX Security

    Allianz Marine & Aviation (France)                                 33.90%
    AXA Corporate Solution Assurance                                   43.39%
    Generali France Assurances                                          8.13%
    Groupama Transport                                                 14.58%
                                                                      -------
                                                                      100.00%


    It is hereby mutually understood and agreed between the parties that the Groupement D'Assurances De Risques Exceptionnels acts for and on behalf of the Companies listed above, severally but not jointly, each for its own share as it appears above next to the name of each Company.


(4) Protection & Indemnity
    ----------------------

    The Standard Steamship Owner's Protection & Indemnity
    Association (Europe) Limited                                      100.00%